SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                    September 11, 2001

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                                             (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121

NONE
(Former Name or Former Address, if Changed Since Last Report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2.   ACQUISITION OR DISPOSTION OF ASSETS.

None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ITEM 5.   OTHER EVENTS

On September 11, 2001, the Registrant announced the sale of its Elberton, Georgia manufacturing and quarry operations. The Registrant also announced the sale of an idle plant buidling in Barre, Vermont that had not operated since 1997.

On September 11, 2001, the Registrant issued a press release, attached as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated September 11, 2001.

ITEM 8.   Not Applicable.

None.

ITEM 9.   REGULATION FD DISCLOSURE

None.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: September 11, 2001                                                                                           By: /s/Michael Tule
                                                                                                                                       Michael Tule
                                                                                                                                       Vice President
                                                                                                                                       and General Counsel